UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  September 2, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                 1-2691           13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                               Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas            76155
  (Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on September 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report
August traffic for American Airlines, Inc.











                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   American  Airlines, Inc.




                                   /s/ Charles D. MarLett
                                   Charles D. MarLett
                                   Corporate Secretary



Dated:  September 7, 2005








                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release








                                        Exhibit 99.1

                              CONTACT:  Tim Smith
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Friday, Sept. 2, 2005



          AMERICAN AIRLINES REPORTS AUGUST TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported an August load factor of 81.5 percent - an increase of 3.1 points compared to the same period last year. Traffic grew by 3.8 percent year over year, while capacity declined slightly.
     International traffic increased 7.9 percent relative to last year on 3.4 percent more capacity. Domestic traffic increased 1.8 percent year over year, with a capacity decline of 1.9 percent.
     American boarded 8.8 million passengers in August.

     Detailed traffic and capacity data are on the following pages:















             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                            August
                                 2005           2004    CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    12,653,814     12,189,121       3.8 %
      D.O.T. DOMESTIC        8,285,372      8,139,755       1.8
      INTERNATIONAL          4,368,442      4,049,367       7.9
      ATLANTIC               1,904,315      1,783,053       6.8
      LATIN AMERICA          1,968,793      1,889,031       4.2
      PACIFIC                  495,334        377,283      31.3

AVAILABLE SEAT MILES (000)
  SYSTEM                    15,509,445     15,531,444      (0.1) %
      D.O.T. DOMESTIC       10,123,419     10,323,790      (1.9)
      INTERNATIONAL          5,386,026      5,207,654       3.4
      ATLANTIC               2,213,668      2,107,683       5.0
      LATIN AMERICA          2,554,896      2,626,276      (2.7)
      PACIFIC                  617,462        473,696      30.3

LOAD FACTOR
  SYSTEM                          81.5 %         78.4 %     3.1 Pts
      D.O.T. DOMESTIC             81.8           78.8       3.0
      INTERNATIONAL               81.1           77.7       3.4
      ATLANTIC                    86.0           84.5       1.5
      LATIN AMERICA               77.0           71.9       5.1
      PACIFIC                     80.2           79.6       0.6

PASSENGERS BOARDED           8,778,524      8,331,312       5.4 %

SYSTEM CARGO TON MILES (000)   174,675        174,305       0.2 %








             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                     YEAR-TO-DATE August
                                  2005           2004    CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    94,297,049     88,321,994       6.8 %
      D.O.T. DOMESTIC       62,648,937     60,328,048       3.8
      INTERNATIONAL         31,648,111     27,993,945      13.1
      ATLANTIC              13,187,268     12,137,116       8.7
      LATIN AMERICA         14,888,530     13,052,290      14.1
      PACIFIC                3,572,313      2,804,540      27.4

AVAILABLE SEAT MILES (000)
  SYSTEM                   119,254,281    117,559,919       1.4 %
      D.O.T. DOMESTIC       78,224,324     79,988,537      (2.2)
      INTERNATIONAL         41,029,957     37,571,381       9.2
      ATLANTIC              15,869,668     14,937,229       6.2
      LATIN AMERICA         20,649,310     19,127,791       8.0
      PACIFIC                4,510,979      3,506,361      28.7

LOAD FACTOR
  SYSTEM                          79.0 %         75.1 %     3.9 Pts
      D.O.T. DOMESTIC             80.0           75.4       4.6
      INTERNATIONAL               77.1           74.5       2.6
      ATLANTIC                    83.0           81.2       1.8
      LATIN AMERICA               72.1           68.2       3.9
      PACIFIC                     79.1           79.9      (0.8)

PASSENGERS BOARDED          66,826,579     62,284,570       7.3 %

SYSTEM CARGO TON MILES (000) 1,450,965      1,443,772       0.5 %

                              ###

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